EXHIBIT 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated to be effective as of November 25, 2013 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).

Background

A.           Parent, Borrowers, Agent and certain of the Lenders (“Existing Lenders”) have entered into a Second Amended and Restated Loan and Security Agreement, dated as of September 26, 2012, (as amended, modified or supplemented from time to time, the “Loan Agreement”).  All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.

B.           Agent and Lenders have agreed to amend certain terms of the Loan Agreement  subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:

Agreement

1.    Amendments to the Loan Agreement.

     (a)      New Definitions.  The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order as follows:

Commodity Exchange Act: the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

Excluded Swap Obligation: with respect to an Obligor, each Swap Obligation as to which, and only to the extent that, such Obligor’s guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Obligor does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Obligor and all guarantees of Swap Obligations by other Obligors) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation.  If a Hedging Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Obligor.

Qualified ECP: an Obligor with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act.

Specified Obligor: an Obligor that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 5.11).

Swap Obligations: with respect to an Obligor, its obligations under a Hedging Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

        (b)  Applicable Margin. The pricing grid set forth within the term “Applicable Margin” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

Level	Leverage Ratio	Base Rate Revolver Loans	LIBOR Revolver Loans
I	< 1.00:1.00	1.50%	2.50%
II	> 1.00:1.00 and < 1.20:1.00	1.75%	2.75%
III	> 1.20:1.00 and < 1.50:1.00	2.00%	3.00%
IV	> 1.50:1.00	2.25%	3.25%

        (c)  Collateral Adjustment Percentage.  The term “Collateral Adjustment Percentage” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

Collateral Adjustment Percentage:  calculated as of the first day of each month, the sum of the Past Due Percent and the Net Charge-Off Percent.  The Collateral Adjustment Percentage shall be calculated based on the higher of (x) the Collateral Adjustment Percentage determined based on the portfolio of Contracts subject to Agent’s Lien pursuant to the Security Documents, and (y) the Collateral Adjustment Percentage determined based on the combined portfolio of Contracts subject to Agent’s Lien pursuant to the Security Documents as well as those Contracts subject to the Existing Securitization Facility and any other Permitted ABS Transaction.

          (d)  Contract Advance Rate Amount.  Clause (b) of the term “Contract Advance Rate Amount” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

          (b)       the percentage in clauses (i) and (ii)(a) above shall be reduced based on the Cash Recovery Percentage as set forth below:

Cash Recovery Percent	Contract Advance Rate Amount
< 4.79% > 4.74%	79% of Net Eligible Contract Payments
< 4.74% > 4.69%	78% of Net Eligible Contract Payments
< 4.69% > 4.64%	77% of Net Eligible Contract Payments
< 4.64% > 4.59%	76% of Net Eligible Contract Payments
< 4.59% > 4.54%	75% of Net Eligible Contract Payments
< 4.54% > 4.50%	74% of Net Eligible Contract Payments

         (e)      Credit Card Account Formula Amount.  The term “Credit Card Account Formula Amount” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

     Credit Card Account Formula Amount: 90% of the Value of Eligible Credit Card Accounts.

           (f)     Inventory Formula Amount.  The term “Inventory Formula Amount” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

     Inventory Formula Amount: the lesser of (i) $100,000,000; or (ii) 85% of the NOLV Percentage of the Value of Eligible Inventory.

           (g)    Obligations.  The term “Obligations” as defined in Section 1.1 of the Loan Agreement is hereby amended by deleting the period at the end of such definition and replacing it with the following: “; provided, that Obligations of an Obligor shall not include its Excluded Swap Obligations.”

           (h)   Revolver Termination Date. The term “Revolver Termination Date” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

Revolver Termination Date:  November 25, 2017.

            (i)       Secured Bank Product Obligations.  The term “Secured Bank Product Obligations” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

Secured Bank Product Obligations: Debt, obligations and other liabilities with respect to Bank Products owing by a Borrower or Affiliate of a Borrower to a Secured Bank Product Provider; provided, that Secured Bank Product Obligations of an Obligor shall not include its Excluded Swap Obligations.

            (j)       Secured Bank Product Provider.  The term “Secured Bank Product Provider” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

Secured Bank Product Provider: (a) Bank of America or any of its Affiliates; and (b) any other Lender or Affiliate of a Lender that is providing a Bank Product, provided such provider (other than Bank of America or any of its Affiliates) delivers written notice to Agent, in form and substance satisfactory to Agent, within 10 days following the later of the Closing Date or creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 12.14.

           (k)        Increase in Revolver Commitments.  The amount of “$625,000,000” set forth in clauses (a) and (e) of Section 2.2 of the Loan Agreement is hereby deleted and replaced with “$1,150,000,000.”

           (l)          Allocation.  Clauses (h), (i) and (j) of Section 5.6.1 of the Loan Agreement are hereby deleted in their entirety and the following is substituted therefor:

(h)           EIGHTH, to all Revolver Loans and Secured Bank Product Obligations arising under Hedge Agreements (including Cash Collateralization thereof) up to the amount of Bank Product Reserves existing therefor;

(i)           NINTH, to all other Secured Bank Product Obligations;

(j)           TENTH, to all other Obligations; and

(k)           LAST, to the Borrowers.

           (m)  Qualified ECP.  The Loan Agreement is hereby amended by adding clause (d) to Section 5.11.3 as follows:

(d)           Each Obligor that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Swap Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section 5.11 voidable under any applicable fraudulent transfer or conveyance act).  The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until Full Payment of all Obligations.  Each Obligor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Obligor for all purposes of the Commodity Exchange Act.

       (n)   Capital Expenditures.  Section 10.2.3 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

10.2.3           Capital Expenditures.  Make Capital Expenditures (net of any net proceeds from the sale of any Borrower’s fixed assets) in excess of $75,000,000 in the aggregate during any 12-month period, measured as at the end of each Fiscal Quarter.

       (o)   Minimum Cash Recovery Percent.  Section 10.7 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

10.7           Minimum Cash Recovery Percent.  As long as any Revolver Commitments or Obligations are outstanding, Parent shall, on a consolidated basis with its Subsidiaries maintain a Cash Recovery Percent in a percentage not equal to or less than 4.50% for each month, measured monthly as of the last day of each month.

       (p)   Amendment.  Section 14.1.1(d) of the Loan Agreement is hereby amended by deleting “10.3.3” in clause (ii) thereof and replacing it with “[Reserved]”.

2.   Schedule 1.1.  Schedule 1.1 to the Loan Agreement is deleted and replaced with Schedule 1.1 attached hereto.  Upon the effectiveness of this Amendment, each Lender providing any new or increased Revolver Commitment shall fund Revolver Loans in an amount necessary such that, after giving effect to such funding, it shall have funded its Pro Rata share of the entire amount of the then outstanding Revolver Loans.

3.   Agency Titles.  The cover page of the Loan Agreement is hereby deleted and replaced with the cover page attached hereto as Exhibit A to reflect the new agency titles of the various parties which are granted as reflected thereon.

4.   Representations and Warranties; No Default.  Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:

                                  (i)   no Default or Event of Default exists; and

             (ii)   its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

5.   Effectiveness.  This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of:

       (a)   Executed counterparts hereof from Parent, the Borrowers and each of the Lenders;

       (b)   An amended and restated Fee Letter executed by Borrowers;

       (c)   Certificates, in the form of Exhibit D attached to the Loan Agreement, from a knowledgeable Senior Officer of Parent and each Borrower;

      (d)    A certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents;

       (e)   A reaffirmation of its obligations under the Guaranty, duly executed by each Guarantor;

       (f)      A joinder agreement, in form and substance satisfactory to Agent, executed by each new Lender providing any portion of the Revolver Commitments; and

      (g)      Evidence that immediately after giving effect to this Amendment and the increase in Revolver Commitments as set forth herein, Availability is in an amount not less than $125,000,000.

6.   Binding Effect; Ratification

     (a)      Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Parent, Borrowers and Lenders and their respective successors and assigns.

      (b)      On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

                      (c)      Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

7.   Miscellaneous.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

             (b)   All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.

         (c)   Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

            (d)   This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT:

CONN’S, INC.,
a Delaware corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Vice President, Chief Financial Officer and Treasurer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:	Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer

First Amendment to Second Amended and Restated Loan and Security Agreement

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer

First Amendment to Second Amended and Restated Loan and Security Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Timothy J. Whitefoot
Name:	Timothy J. Whitefoot
Title:	Authorized Officer

First Amendment to Second Amended and Restated Loan and Security Agreement

REGIONS BANK

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

UNION BANK, N.A.

By:	/s/ Nadia Mitevska
Name:	Nadia Mitevska
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

CAPITAL ONE, N.A.

By:	/s/ Troy Ritter
Name:	Troy Ritter
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

COMPASS BANK

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	Senior Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

AMEGY BANK
By:	/s/ Laif Afseth
Name:	Laif Afseth
Title:	Executive Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:	/s/ Daniel McCarthy
Name:	Daniel McCarthy
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

WHITNEY BANK

By:	/s/ Margaret Ceconi
Name:	Margaret Ceconi
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

AMALGAMATED BANK

By:	/s/ Stefanie F. Handsman
Name:	Stefanie F. Handsman
Title:	Executive Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

COLE TAYLOR BANK

By:	/s/ Richard A. Simons
Name:	Richard A. Simons
Title:	GSVP

First Amendment to Second Amended and Restated Loan and Security Agreement

CATHAY BANK

By:	/s/ Humberto Campos
Name:	Humberto Campos
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Neal Landerer
Name:	Neal Landerer
Title:	First Vice President

By:	/s/ Jeffrey Akerman
Name:	Jeffrey Akerman
Title:	Senior Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

GREEN BANK, N.A.

By:	/s/ Glen R. Bell
Name:	Glen R. Bell
Title:	Executive Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

CITY NATIONAL BANK

By:	/s/ David Knoblauch
Name:	David Knoblauch
Title:	Vice President

First Amendment to Second Amended and Restated Loan and Security Agreement

SCHEDULE 1.1

to

Second Amended and Restated
Loan and Security Agreement

REVOLVER COMMITMENTS OF LENDERS

Lender	Revolver Commitment
Bank of America, N.A.	$155,000,000.00
JPMorgan Chase Bank, National Association	$100,000,000.00
Regions Bank	$100,000,000.00
Union Bank, N.A.	$100,000,000.00
Capital One, N.A.	$75,000,000.00
Compass Bank	$60,000,000.00
Amegy Bank National Association	$35,000,000.00
First Tennessee Bank National Association	$35,000,000.00
Synovus Bank	$30,000,000.00
Whitney Bank	$30,000,000.00
Amalgamated Bank	$25,000,000.00
City National Bank	$25,000,000.00
Cole Taylor Bank	$25,000,000.00
Cathay Bank	$20,000,000.00
Israel Discount Bank Of New York	$20,000,000.00
Green Bank	$15,000,000.00
Total Revolver Commitments	$850,000,000.00

EXHIBIT A

Cover Page to
Second Amended and Restated Loan and Security Agreement

SEE ATTACHED

CONN’S, INC.

as Parent and Guarantor

and

CONN APPLIANCES, INC.,

CONN CREDIT I, LP, and

CONN CREDIT CORPORATION, INC.

as Borrowers

SECOND
AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

Dated as of September 26, 2012

$850,000,000

CERTAIN FINANCIAL INSTITUTIONS,
as Lenders,

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
REGIONS BUSINESS CAPITAL, a division of REGIONS BANK, and
UNION BANK, N.A.,
as Co-Syndication Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
J.P. MORGAN SECURITIES LLC,
REGIONS BUSINESS CAPITAL, a division of REGIONS BANK, and
UNION BANK, N.A.,
as Joint Lead Arrangers and  Joint Bookrunners,

and

CAPITAL ONE, N.A., and
COMPASS BANK,
as Co-Documentation Agents